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                                                                   EXHIBIT 10.12

                               ESCROW AGREEMENT

        THIS ESCROW AGREEMENT, made and entered into as of this 15th day of March, 2001, by and between RETRACTABLE TECHNOLOGIES, INC. (the "Company") and TEXAS BANK (the "Escrow Agent").

        WHEREAS, the Company is offering investors up to 2,000,000 shares of Common Stock in a public offering upon the terms and conditions set forth in a Prospectus, copies of which have been delivered to the Escrow Agent.

        WHEREAS, The Company desires to make appropriate arrangements with the Escrow Agent for placing in escrow certain monies paid by Subscribers for the purchase of such Common Stock and for the delivery of such monies to the respective investor or the Company, as the case may be.

        NOW, THEREFORE, in consideration of the mutual covenants and obligations herein contained, the parties hereto, intending to be legally bound, and to set forth in this Agreement their respective rights, duties and obligations in connection with the holding and delivery of the Escrow Funds, hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

        The following terms, wherever used in this Escrow Agreement, shall have the following meanings:

        1.01  "Escrow Agent" shall mean TEXAS BANK.

        1.02 "Escrow Account" shall mean the account established by the Company with Escrow Agent for the purpose of receiving and holding Escrow Funds.

        1.02 "Escrow Agreement" shall mean this Escrow Agreement and as appropriate, all amendments and supplements thereof, if any.

        1.03 "Escrow Funds" shall mean monies paid by Subscribers for the purchase of the Common Stock delivered to the Escrow Agent pursuant to the Escrow Agreement.

        1.04 "Offering" shall mean the Offering of the Common Stock pursuant to the terms of the Prospectus.




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        1.05  "Company" shall mean RETRACTABLE TECHNOLOGIES, INC., a Texas corporation.

        1.06 "Prospectus" shall mean the Form SB-2 Registration Statement of the Company dated December 22, 2001 and as such may be subsequently amended.

        1.07 "Subscriber" shall mean each person committing to purchase Common Stock by executing a Subscription Agreement and delivering to the Escrow Agent such document and the funds necessary for payment in full for said Common Stock; and, "Subscribers" shall mean all such Subscribers collectively.

        1.08 "Termination Date" shall mean the earliest to occur of the following:

              (a)  The sale of 2,000,000 shares of Common Stock, or

              (b) November 1, 2001, unless extended by the Company in writing for an additional ninety (90) days to January 30, 2002.

        1.09 "Common Stock" shall mean 2,000,000 shares of the Company's Common Stock at $15 per share each and offered pursuant to the Prospectus.


                                  ARTICLE II
                           ACCEPTANCE OF APPOINTMENT
                    DELIVERY OF ESCROW FUNDS, COMPENSATION

        2.01 Acceptance of Appointment. Escrow Agent hereby agrees to act as Escrow Agent under this Escrow Agreement.

        2.02 Delivery of Escrow Funds. All funds committed by Subscribers for the subscription of Common Stock will be promptly deposited with the Escrow Agent and will be held by the Escrow Agent in escrow, as provided in this Escrow Agreement for the benefit of the Company and the Subscribers, pending delivery of Escrow Funds to the Company or return thereof to the Subscribers pursuant to the terms thereof. The Escrow Agent may reject any check which is not properly endorsed or accompanied by a Subscription Agreement. The Escrow Agent shall immediately deposit such check for collection and shall not be accountable for the proceeds of such check until the proceeds are received by the Escrow Agent in final, collected funds. The Company shall simultaneously with the delivery of such funds, deliver to Escrow Agent executed counterparts of the Subscription Agreement related to the particular Escrow Funds so delivered.

        2.03 Investment of Escrow Funds; Compensation. The Escrow Agent shall, during the term of the escrow provided for hereby, deposit the Escrow Funds in such accounts permitted by the appropriate Government Agency, if any, and the NASD, such as money market accounts issued by banks or short-term government obligations. The Escrow Account shall bear interest at the prevailing rate and the funds may be deposited or withdrawn upon immediate notice and without penalty and with no time maturity. No interest will accrue on such Escrow Funds until five (5) days after deposit in the Escrow Account.



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                                  ARTICLE III
                              CONDITION OF ESCROW


        3.01 Duration of Escrow and Delivery of Escrow Funds. The Escrow Agent shall hold all of the Escrow Funds until the occurrence of one of the following events, and upon such occurrence shall deliver the Escrow Funds as follows:

              (a) If the Escrow Agent shall have received written notice from the Company that less than 30,000 shares of Common Stock have been sold as of the Termination Date, or any extension thereof, all Escrow Funds shall promptly be released from escrow and returned to the respective Subscribers at the addresses specified on the signature page of their Subscription Agreement.

              (b) If the Escrow Agent shall have received written notice from the Company prior to the Termination Date, or any extension thereof, that at least 30,000 shares of Common Stock have been sold, the Escrow Agent shall release from escrow and deliver to the Company the Escrow Funds.

              (c) If the Escrow Agent shall have received written notice from the Company prior to the termination date, or any extension thereof, that more than 30,000 shares of Common Stock have been sold, the Escrow Agent shall release from escrow and deliver to the Company, all of said Escrow Funds. All funds will be returned to those Subscribers not selected by the Company to participate in the Common Stock Offering.

        3.02 Rights, Privileges, Immunities and Liabilities of Escrow Agent. The following shall govern the rights, privileges, immunities and liabilities of the Escrow Agent:

              (a) The Escrow Agent is not a party to, and is not bound by any agreements with the Company or the Subscribers relating to this offering, other than this Agreement.

              (b) The Escrow Agent shall not be liable for any action taken or omitted by it, or any action permitted by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto. The Escrow Agent shall not be responsible for the sufficiency or accuracy, the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature of endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property paid or delivered by the Escrow Agent pursuant to the provisions hereof.

              (c) The obligations of the Escrow Agent to the Subscribers under this Agreement shall not be terminated by the death or incapacity of a Subscriber or the occurrence of any other event, or in the case the Subscriber is acting on behalf of a trust, by the death of any trustee or the termination of the trust. If a Subscriber should die or become incapacitated or, in the case of a trust, if the trust should terminate, or if any other such event occurs before the termination of this Agreement, the Escrow Agent is authorized and directed to deal with the Escrow Funds in accordance with the provisions of this Agreement, as if such death, incapacity, termination or other event had not occurred, regardless of whether the Escrow Agent receives notice thereof.

              (d) The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any such expense or loss. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a clam in respect thereof shall be made against the Company, notify the Company thereof in writing; but the failure by the Escrow Agent to give such notice shall not relieve the Company from any liability which the Company may have to the Escrow Agent hereunder. The Escrow Agent, however, shall not be indemnified for its own willful misconduct or gross negligence.

              (e) Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall from time to time in its sole discretion deem sufficient to indemnify itself for any loss or expense or for any amounts due it. For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including but not limited to, counsel fees and disbursements paid or incurred in investigating or defending any such claim, demand, action, suit or proceeding.




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              (f)  In the event of any disagreement between the Company or the
                   Subscribers resulting in adverse claims or demands being made in connection with the Escrow Funds, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may, at its discretion, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act. The Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested parties, and the Escrow Agent shall have been notified thereof in writing, signed by all such parties. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

              (g) After the Escrow Agent has delivered all of the Escrow Funds pursuant to the terms of this Escrow Agreement, it shall be discharged from any further obligations hereunder, and released from all liability under this Escrow Agreement.


              (h) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the Company at least thirty (30) days prior written notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Company all monies and property held hereunder (less such amount as the Escrow Agent is entitled to retain pursuant to other provisions in this Escrow Agreement) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the thirty (30) day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Funds with any court it deems appropriate. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the Company, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in this subsection.

              (i) From time to time on and after the date hereof, the Company shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected hereunder.



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                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS

        4.01 Notices. Any and all notices permitted or required to be given under the terms hereof shall be in writing and may be served by certified mail, return receipt requested, postage prepaid, and addressed to the party to be notified at the appropriate address specified below, or by delivering the same in person to such party, or by prepaid telegram, cablegram, or radiogram, addressed to the party to be notified at said address. Any notice given in any authorized manner shall be effective only if and when received. The mailing addresses of the parties are as follows:

              The Company         Retractable Technologies, Inc.
                                  511 Lobo Lane, P.O. Box 9
                                  Little Elm, TX 75068-0009
                                  Attention: Thomas J. Shaw

              The Escrow Agent    Texas Bank
                                  102 North Main
                                  Weatherford, TX 76086
                                  Attention: Lea Ann Wadell

              The Subscribers     Address specified in their
                                  Subscription Agreements

        4.02 Successors. This Escrow Agreement shall be binding upon and inure to the benefit of the Company and the Escrow Agent, and their respective successors and assigns and each Subscriber, his heirs, successors, assigns, and legal representatives (upon execution and delivery to the Escrow Agent of a Subscription Agreement).

        4.03 Article and Paragraph Headings. The article and paragraph headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the mean of interpretation of this Escrow Agreement.





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        4.04  Choice of Law. This Escrow Agreement shall be construed and enforced in accordance with the laws of the State of Texas, and venue in any action arising hereunder shall be in a court of competent jurisdiction in Denton County, Texas.

        4.05 Holidays. Wherever under the terms and provisions of this Escrow Agreement the time for performance of a condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended to the next business day.

        4.06 Pronouns. The necessary grammatical changes required to make the provisions of this Escrow Agreement apply in singular or the plural sense, the masculine or the feminine gender and to either corporations, associations, partnerships, fiduciaries or individuals, shall in all instances be assigned as though each were fully expressed.

        4.07 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        4.08 Effective Date. The effective date of this Escrow Agreement as between the Company and the Escrow Agent shall be the 15th day of March 2001, and shall be effective as to each Subscriber upon the execution and delivery of the signature page of his Subscription Agreement.

        4.09 This Escrow Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to be charged.

        EXECUTED this 15th day of March 2001.

The "Company"                                   The "Escrow Agent"

Retractable Technologies, Inc.                  Texas Bank


By: /s/ Thomas J. Shaw                         By:  /s/ Lee Ann Weddel
    ----------------------------                    --------------------------
     Thomas J. Shaw,                                 Lee Ann Weddel
     President and CEO                               Executive Vice President